UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2022

RIGETTI COMPUTING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40140	88-0950636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

775 Heinz Avenue, Berkeley, California	94710
(Address of principal executive offices)	(Zip Code)

(510) 210-5550

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RGTI	The Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	RGTIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2022, Chad Rigetti, Founder, President and Chief Executive Officer of Rigetti Computing, Inc. (the “Company”), provided the Company with his intention to tender resignation from his positions with the Company as President, Chief Executive Officer and Director on the Company’s Board of Directors, with an anticipated effective date of December 15, 2022.

As previously announced, the Company is conducting a search for Dr. Rigetti’s successor. In the event a successor is not identified and appointed before Dr. Rigetti’s resignation date, it is anticipated that Rick Danis, the Company’s General Counsel and Corporate Secretary, will serve as interim President and Chief Executive Officer of the Company effective as of such date until a successor to Dr. Rigetti has been appointed.

Mr. Danis, 53, has served as General Counsel and Corporate Secretary of Rigetti since immediately following the consummation of the Business Combination and served as Legacy Rigetti’s General Counsel and Corporate Secretary from July 2019 until the consummation of the Business Combination. Prior to joining Legacy Rigetti, Mr. Danis served as Chief Legal Officer and corporate secretary at Kymeta Corporation from May 2018 to July 2019. Mr. Danis also served as Senior Vice President and Assistant General Counsel at Funko from December 2017 to May 2018 and as General Counsel and Corporate Secretary at publicly traded Rightside Group, Ltd. from August 2014 until August 2017. In addition, Mr. Danis has served as a director on the board of F3 Nation, Inc. since January 2020. In all, Mr. Danis has over 25 years of experience practicing law, almost exclusively in-house at technology companies. Mr. Danis received a B.B.A. in accounting from Ohio University and a J.D. from DePaul University College of Law.

Item 7.01	Regulation FD Disclosure.

On November 9, 2022, the Company issued a press release with respect to the management transition described in Item 5.02 of this Current Report on Form 8-K. A copy of the Company’s press release is being furnished as Exhibit 99.1 to this Form 8-K. The exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 9, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2022

RIGETTI COMPUTING, INC.

By:	/s/ Brian Sereda
Brian Sereda
Chief Financial Officer